UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 11, 2004

QUOVADX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Exhibit
99.1	Press release of the Registrant, dated February 11, 2004, entitled “QUOVADX REPORTS FIFTH CONSECUTIVE QUARTER OF SEQUENTIAL REVENUE GROWTH, UP 68% FROM LAST YEAR; GAAP LOSS NARROWS TO $(0.01) PER SHARE; COMPANY TARGETS 2004 GAAP EPS OF $0.17 TO $0.20.

Item 12. Results of Operations and Financial Condition

On February 11, 2004, Quovadx, Inc., a Delaware corporation (the “Registrant”), issued a press release announcing its financial results for its fourth quarter and full year ended December 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The attached balance sheet reflects a $795,000 correction of the balance sheet included in the press release issued yesterday. The reporting error was discovered after the release was issued.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.

Date: February 12, 2004	/s/ Linda K. Wackwitz

Linda K. Wackwitz Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press release of the Registrant, dated February 11, 2004, entitled “QUOVADX REPORTS FIFTH CONSECUTIVE QUARTER OF SEQUENTIAL REVENUE GROWTH, UP 68% FROM LAST YEAR; GAAP LOSS NARROWS TO $(0.01) PER SHARE; COMPANY TARGETS 2004 GAAP EPS OF $0.17 TO $0.20.